SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is made as of the date set forth on the signature page of this Agreement by and between ARIA INTERNATIONAL HOLDINGS, INC., a Nevada corporation with an address at 4821 29th Street North, Arlington, Virginia 22207 (the “Company”), and each party who is a signatory hereto (individually, a “Subscriber” and collectively with other signatories of similar subscription agreements entered into in connection with the Offering described below, the “Subscribers”).

RECITALS:

WHEREAS, the Company is offering to sell up to 25,000,000 shares of its common stock, $0.0001 par value per share (the “Shares”), pursuant to the terms of this Agreement in a private offering (the “Offering”) to qualified, “accredited investors” at a price per share equal to $0.02 (the “Offering Price”) for maximum aggregate proceeds of up to five hundred thousand dollars ($500,000) (the “Maximum Amount”);

WHEREAS, the Subscriber desires to purchase and the Company desires to sell the Shares pursuant to the terms and conditions hereunder; and

NOW, THEREFORE, in consideration of the mutual promises, representations and covenants hereinafter set forth and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Subscriber hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1   Definitions. In addition to the terms defined elsewhere in this Agreement the following terms have the meaning set forth in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the Commonwealth of Virginia are authorized or required by law or other governmental action to close.

“Closing” shall mean either the Initial Closing or a Subsequent Closing.

“Closing Date” means the Initial Closing Date or a Subsequent Closing Date, as applicable.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other classes of Common Stock as may hereafter be created by the Company in accordance with the terms of its Articles of Incorporation.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Initial Closing” means the initial closing of the sale of Shares pursuant to the Offering.

“Initial Closing Date” means the date of the Initial Closing, which shall be on a Business Day and upon which (i) all of the Transaction Documents applicable to the Initial Closing have been executed and delivered by the applicable parties thereto; (ii) the Subscriber has paid the Investment Amount and (iii) the Company has accepted the Subscriber’s subscription.

“Investment Amount” means, as to each Subscriber, the aggregate amount to be paid for the Shares subscribed for hereunder as specified below such Subscriber’s name on the signature page of this Agreement and next to the heading “Investment Amount,” in United States Dollars and in immediately available funds.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Stock” means the preferred stock of the Company, par value $0.0001 per share, with such rights, powers, designations, preferences, limitations or restrictions as the board of directors of the Company may determine, from time to time.

“Questionnaire” means the Confidential Accredited Investor Questionnaire in the form of Exhibit A attached hereto.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the shares of Common Stock to be purchased pursuant to the Offering.

“Subscription Booklet” shall mean the set of documents delivered to each Subscriber in this Offering which includes (i) the Subscription Instructions; (ii) this Agreement and all amendments thereto; and (iii) the Questionnaire.

“Subsequent Closing” means any closing of the Offering which may occur after the Initial Closing and prior to or concurrent with the Termination Date.

“Subsequent Closing Date” means the date of any Subsequent Closing, which shall be on a Business Day and upon which (i) all of the Transaction Documents applicable to such Subsequent Closing have been executed and delivered by the applicable parties thereto; (ii) the Subscriber has paid the Investment Amount and (iii) the Company has accepted the Subscriber’s subscription.

“Termination Date” means the earlier of (a) the date upon which the Company closes on subscriptions for up to the Maximum Amount or (b) March 31, 2010.

“Transaction Documents” means (i) the Subscription Booklet and (ii) any other documents or agreements executed and/or delivered in connection with the transactions contemplated hereunder.

“Transfer” shall mean any voluntary or involuntary, direct or indirect sale, transfer, conveyance, assignment, gift, donation, assignment, pledge, hypothecation, delivery or other disposition by a Subscriber of the Shares, but shall not include any redemption or repurchase of Shares by the Company.

ARTICLE II

SUBSCRIPTION OF SHARES

2.1.      Subscriber Agreements. Subscriber agrees that (a) the Company may reject any subscription for the Shares made hereby, in whole or in part, in its sole discretion and for any or no reason; (b) such Subscriber’s subscription shall be deemed accepted by the Company on the Closing Date of such Subscriber’s Investment Amount; and (c) by executing the signature page of this Agreement, Subscriber agrees to be bound by the terms and conditions of this Agreement. The Company’s agreement with each Subscriber is a separate agreement, and the sale of the Shares to each Subscriber is a separate sale. The Subscriber hereby authorizes and directs the Company to return, without interest or deduction, any funds for unaccepted subscriptions (including any subscriptions that were not accepted as a result of the termination of the Offering) to the same account from which the funds were drawn.

2.2.      Closing. On the applicable Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the Subscriber, the Company agrees to sell and the Subscriber agrees to purchase the Shares at an aggregate purchase price equal to the Investment Amount. At or prior to the Closing Date applicable to the Subscriber, the Subscriber shall deliver to the Company, via wire transfer, immediately available funds equal to the Investment Amount and the Company shall deliver the Shares in accordance with terms and conditions set forth in Sections 2.3 and 2.4. The Initial Closing and any Subsequent Closing shall occur at the offices of Feldman LLP at 420 Lexington Avenue, Suite 2620, New York, NY 10170 or such other location as the Company may determine. There is no minimum number of Shares that may be sold in the Offering, and the Company may determine to conduct the Initial Closing at any time after it receives subscriptions for any number of Shares equal to or less than the Maximum Amount.

2.3.	Closing Deliveries.

(a)       On or prior to the applicable Closing Date (unless otherwise provided herein), the Company shall accept this Agreement and the Subscriber’s Investment Amount on behalf of the Company and the Company shall deliver or cause to be delivered to the Subscriber the following:

(i)	this Agreement duly executed by the Company; and
(ii)

a certificate(s) representing the Shares purchased by the Subscriber, in the name of such Subscriber, as shall be effective to vest in each such Subscriber all right, title and interest in the Shares. The Subscriber hereby authorizes and directs the Company to deliver the certificate(s) representing the Shares purchased by the Subscriber pursuant to this Agreement directly to the residential or business address indicated on the signature page hereto within ten (10) Business Days following the applicable Closing Date.

(b)       On or prior to the applicable Closing Date (unless otherwise provided herein), the Company shall accept this Agreement and the Subscriber’s Investment Amount on behalf of the Company and the Subscriber shall deliver to the Company the following:

(i)	this Agreement duly executed by the Subscriber;
(ii)	the Questionnaire duly executed by the Subscriber; and
(iii)	the Subscriber’s Investment Amount by wire transfer to the Company’s account.

2.4.	Closing Conditions.

(a)       The obligations of the Company hereunder in connection with each applicable Closing are subject to the following conditions being met:

(i)	the accuracy in all material respects on the applicable Closing Date of the representations and warranties of the Subscriber contained herein; and
(ii)	all obligations, covenants and agreements of the Subscriber required to be performed at or prior to the applicable Closing Date shall have been performed; and
(iii)	the delivery by the Subscriber of the items set forth in Section 2.3(b) of this Agreement.

(b)       The obligations of the Subscriber hereunder in connection with the applicable Closing are subject to the following conditions being met:

(i)	the accuracy in all material respects on the applicable Closing Date of the representations and warranties of the Company contained herein; and
(ii)	all obligations, covenants and agreements of the Company required to be performed at or prior to the applicable Closing Date shall have been preformed or waived; and
(iii)	except for the items permitted to be delivered by the Company after the applicable Closing Date, the delivery by the Company of the items set forth in Section 2.3(a) of this Agreement.

ARTICLE III

REPRESENTATIONS BY SUBSCRIBER

The Subscriber agrees, represents, warrants to and covenants with the Company, severally and solely with respect to itself and its purchase hereunder and not with respect to any of the other Subscribers, that:

3.1.	Organization and Qualification; Authority.

(a)      If an entity, the Subscriber is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has full right, corporate, partnership or other power and authority to enter into and to consummate the transactions contemplated by this Agreement and the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by such Subscriber of the transactions contemplated by this Agreement and the other Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Subscriber and no further consent or authorization of the Subscriber, its board of directors or its shareholders, members or other managers or equity or interest holders or any other party is required.

(b)    If an individual, the undersigned has reached the age of 21 and has the legal capacity, power and authority to execute, deliver and perform the undersigned's obligations under this Agreement and all other related agreements or certificates.

3.2.       Enforcement. This Agreement and each other Transaction Document to which the Subscriber is a party has been duly executed by the Subscriber, and when delivered by the Subscriber in accordance with the terms hereof and thereof, will constitute the valid and legally binding obligation of the Subscriber, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

3.3.       Consents. The Subscriber is not required to give any notice to, make any filing, application or registration with, obtain any authorization, consent, order or approval of or obtain any waiver from any person or entity in order to execute and deliver this Agreement or any other Transaction Document, or to consummate the transactions contemplated hereby or thereby, except for such notices, filings, applications, registrations, authorizations, consents, orders, approvals and waivers (if any) as have been obtained.

3.4.      Non-contravention. Neither the execution and the delivery by the Subscriber of this Agreement and the other Transaction Documents, nor the consummation by the Subscriber of the transactions contemplated hereby and thereby, will (a) violate any law, rule, injunction, or judgment of any governmental agency or court to which the Subscriber is subject or any provision of its charter, bylaws, trust agreement, or other governing documents or (b) conflict with, result in a breach of, or constitute a default under, any agreement, contract, lease, license, instrument, or other arrangement to which the Subscriber is a party or by which the Subscriber is bound or to which any of its assets is subject.

3.5.      Investment Purpose.   The Subscriber understands that the Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law, and is acquiring the Shares as principal for its own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understanding with any other persons to distribute or regarding the distribution of such Shares in violation of the Securities Act or any applicable state securities law. Such Subscriber is acquiring the Shares hereunder in the ordinary course of its business.

3.6.      Accredited Investor Status. The Subscriber (a) has adequate means of providing for Subscriber’s current needs and possible contingencies, and Subscriber has no need for liquidity in its investment in the Company, (b) can bear the economic risk of losing its entire investment in the Company, and (c) is an “accredited investor” as the quoted term is defined under the Securities Act. The Subscriber has completed, executed and delivered a Questionnaire to the Company. The Subscriber hereby represents and warrants that, either by reason of the Subscriber’s business or financial experience or the business or financial experience of the Subscriber’s advisors (including, but not limited to, a “purchaser representative” (as defined in Rule 501(h) promulgated under Regulation D), attorney and/or an accountant each as engaged by the Subscriber at its sole risk and expense, the Subscriber (a) has the capacity to protect its own interests in connection with the transaction contemplated hereby and/or (b) the Subscriber has prior investment experience, including investments in securities of companies whose securities are not listed, registered, quoted and/or traded on a national securities exchange, including the Nasdaq Global Select Market, the Nasdaq Global Market, and the Nasdaq Capital Market (together, the “NASDAQ”) and/or (c) to the extent necessary, the Subscriber has retained, at its sole risk and expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Shares hereunder, and/or (d), if an entity, the Subscriber was not formed for the sole purpose of purchasing the Shares.

3.7.      Reliance on Exemptions. The Subscriber agrees, acknowledges and understands that the Company is offering and selling the Shares to Subscriber in a transaction that does not involve any public offering within the meaning of Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder. Subscriber understands that no federal or state agency has passed on the merits or fairness of this investment and that the Company and its counsel are relying upon the truth and accuracy of, and the Subscriber’s compliance with, the representations, warranties, covenants, agreements, acknowledgments and understandings of the Subscriber set forth herein and in the other Transaction Documents in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Shares.

3.8.       No General Solicitation. Such Subscriber is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or the Internet or presented at any seminar or any other general solicitation or general advertisement.

3.9.      Information. The Subscriber agrees, acknowledges and understands that the Subscriber and its advisors, if any, (a) have been furnished with such information as they deem necessary to evaluate the merits and risks of investing in the Shares (including, without limitation, financial and other information regarding the Company), (b) has read and understands the restrictions and limitations set forth in this Agreement, and (c) has been afforded the opportunity to ask such questions as the Subscriber and its advisors, if any, deemed necessary and to receive answers from representatives of the Company concerning the merits and risk of investing in the Shares. The Subscriber agrees, acknowledges and understands that it is relying solely on the information contained in the Transaction Documents in deciding whether to subscribe for the Shares and neither such inquiries nor any other due diligence investigation conducted by the Subscriber or any of its advisors or representatives modify, amend or affect the Subscriber’s obligation to rely solely on the information contained in the Transaction Documents.

3.10.    Acknowledgement of Risk. The Subscriber agrees, acknowledges and understands that (a) an investment in the Shares involves a high degree of risk and may result in the loss of the entire amount of investment and (b) the Shares are illiquid, and the Subscriber must bear the economic risk of an investment in the Shares for an indefinite period of time, unless the Shares subsequently are registered under the Securities Act, or an exemption from such registration is available. The Subscriber understands and agrees that the Company shall have no obligation to recognize the ownership, beneficial or otherwise, of such Shares of anyone other than the Subscriber.

3.11.    Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents as a result of any action taken by such Subscriber.

3.12.    Residency. The Subscriber’s residence (if Subscriber is an individual) or principal business address, as applicable, is in the state set forth in Part 1 of the Questionnaire, and the undersigned has no present intention to move such residence or principal business address, as applicable, from such state.

ARTICLE IV

REPRESENTATIONS BY THE COMPANY

The Company hereby represents, warrants and covenants to each Subscriber that:

4.1.      Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted.

4.2.      Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to perform its obligations under this Agreement, to consummate the transactions contemplated hereby and to issue the Shares in accordance with the terms hereof. This Agreement has been duly executed by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

4.3.       Capitalization. The Company is authorized to issue up to 300,000,000 shares of Common Stock and up to 10,000,000 shares of Preferred Stock. Based solely on the information set forth on the common stock share register maintained by the Company’s transfer agent, there are 148,829,360 shares of the Company’s Common Stock currently issued and outstanding and immediately prior to the Initial Closing and without giving effect to the purchase and sale of the Shares pursuant to this Agreement, and, to the best of the Company’s knowledge, there are no shares of the Company’s Preferred Stock issued and outstanding.

4.4.      Issuance of Shares. Upon issuance, the Shares will be duly authorized and validly issued, fully paid and non-assessable, free and clear from all taxes, liens, claims, encumbrances and charges with respect to the issue thereof.

4.5       Private Placement. Assuming the accuracy of the Subscriber’s representations and warranties set forth in Article III and in the Questionnaire, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Investors as contemplated hereby.

4.6       Integrated Offering. Assuming the accuracy of the Subscriber’s representations and warranties set forth in Article III and in the Questionnaire, neither the Company, nor any of its Affiliates, nor any person or entity acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of the Securities Act which would require the registration of any such securities under the Securities Act.

ARTICLE V

OTHER AGREEMENTS OF THE COMPANY AND SUBSCRIBER

5.1.	General Restrictions on Transfer.

(a)       The Shares may only be Transferred in compliance with applicable federal and any applicable state securities laws. In connection with any Transfer of the Shares, the Company shall require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such Transfer does not require registration of such transferred Shares under the Securities Act. As a condition of Transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement, unless the Shares are thereafter no longer “restricted securities.”

(b)      Ten (10) business days prior to any proposed Transfer of any Shares, the holder thereof shall give written notice (a “Transfer Notice”) to the Company of its intention to effect such Transfer. Each such Transfer Notice shall describe the manner of the proposed Transfer and, if requested by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed Transfer may be effected without registration under the Securities Act and any applicable state securities laws, whereupon the holder of such shares shall be entitled to effect such Transfer in accordance with the terms of its Transfer Notice with the Company’s approval, which approval shall not be unreasonably withheld. Each certificate representing any Shares transferred as above provided shall bear the legend set forth in Section 5.2 hereof, except that such certificate shall not bear such legend (or any portion thereof) if: the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an Affiliate of the Company) would be entitled to Transfer such securities without registration under the Securities Act. The restrictions provided for in this Section 5.1 shall not apply to securities which are not required to bear the legend prescribed by Section 5.2 hereof in accordance with the provisions of that Section.

(c)       If any Transfer of Shares is made or suffered by any Subscriber without the giving of notice required by this Agreement, such purported Transfer shall be, to the extent permitted by law, void. Further, if any Shares are the subject of a Transfer not in accordance with the terms and conditions of this Agreement, such Transfer shall be, to the extent permitted by law, void ab initio. In enforcing this provision, the Company may, to the extent permitted by law, hold and refuse to transfer any Shares or any certificate therefor tendered to it for transfer in addition to, and without prejudice to, any and all other rights or remedies which may be available to it.

5.2.      Legend. The Subscribers agree to the imprinting, so long as it is required by this Section 5.2 or in Section 5.1, of a legend on any of the Shares in substantially the following form

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

A certificate shall not bear the legend set forth above (or any portion thereof) if, in the opinion of counsel reasonably satisfactory to the Company, the securities represented thereby may be Transferred without registration and without any restrictions under the Securities Act and any applicable state securities laws.

5.3.     Expenses. The Company and the Subscriber are liable for, and shall pay, their own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Transaction Documents, including, without limitation, attorneys’ and consultants’ fees and expenses.

5.4.       Indemnification. Subscriber agrees to indemnify and hold harmless the Company and its Affiliates, directors, shareholders, officers, directors, employees, agents and attorneys, from and against any and all loss, liability, claims, damage, and expense (including, without limitation, attorney’s fees and expenses and any expense reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) which may result, directly or indirectly, from an inaccuracy in or breach of any representation, warranty, covenant or agreement set forth in this Agreement or contained in the Questionnaire or in any other Transaction Document furnished by the Subscriber to the Company in connection with this transaction.

ARTICLE VI

MISCELLANEOUS

6.1.      Governing Law; Jurisdiction. This Agreement will be governed by and interpreted in accordance with the laws of the State of Nevada without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the United States federal and state courts located in the Commonwealth of Virginia with respect to any dispute arising under this Agreement or the transactions contemplated hereby or thereby.

6.2.      Counterparts; Signatures by Facsimile. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format or other electronic data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile, “.pdf” or other electronic data file signature page were an original thereof.

6.3.      Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

6.4.      Severability. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform to such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

6.5.      Entire Agreement; Amendments. This Agreement and the other Transaction Documents (including all schedules and exhibits hereto and thereto) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Company and the Subscriber.

6.6.      Notices. Any notices required or permitted to be given under the terms of this Agreement must be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) and will be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally, or by courier (including a recognized overnight delivery service), in each case addressed to a party. The addresses for such communications are:

If to the Company:	Aria International Holdings, Inc. 4821 29th Street North Arlington, VA 22207 Attn: Michael A. Crosby

With a copy (which shall not constitute notice) to:

Feldman LLP

420 Lexington Avenue, Suite 2620

New York, NY 10170

Facsimile: (212) 997-4242

Telephone: (212) 869-7000

Attn: Scott M. Miller, Esq.

If to the Subscriber: To the address set forth immediately below the Subscriber’s name on the signature pages hereto.

Each party will provide written notice to the other parties of any change in its address.

6.7.       Successors and Assigns; Revocation and Termination. Subject to the terms of this Agreement, this Agreement is binding upon and inures to the benefit of the parties and their successors and permitted assigns. The Subscriber agrees that it will not cancel, terminate, or revoke this Agreement and further agrees not to transfer or assign this Agreement or any of the Subscriber’s interest in this Agreement without the prior written consent of the Company, and any such purported assignment without the prior written consent of the Company shall be void ab initio.

6.8.      Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

6.9.      Further Assurances. Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

6.10.    Waiver. It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

6.11.    Other Documents. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

6.12.    Public Statements. The Subscriber agrees not to issue any public statement with respect to the Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation, in which case Subscriber shall use its best efforts to provide advance notice of any such disclosure to the Company.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth below.

Date: _________ ___, 2010	ARIA INTERNATIONAL HOLDINGS, INC.

By:______________________________

Michael A. Crosby
President and CEO

[SUBSCRIBER SIGNATURE PAGES TO SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date indicated on the Company’s countersigned signature page.

Name of Subscriber: ___________________________________________________________

Signature of Authorized Signatory of Subscriber: ____________________________________

Name of Authorized Signatory: __________________________________________________

Title of Authorized Signatory: ___________________________________________________

Email Address of Authorized Signatory: ___________________________________________

Fax Number of Authorized Signatory: _____________________________________________

Address for Notice of Purchaser:

Number of Shares of Common Stock: ______________________________

Total Investment Amount:_______________________________________

Taxpayer ID or Social Security Number: ___________________________

Exhibit A

ARIA INTERNATIONAL HOLDINGS, INC.

CONFIDENTIAL INVESTOR QUESTIONNAIRE

If the answer to any question is "None" or "Not Applicable”, please so state.

I. SUBSCRIBER INFORMATION

Please provide information as to Subscriber, not any person completing this Questionnaire on Subscriber’s behalf, except that if you are acting as a custodian for a minor whose funds will be invested, please so indicate and complete the information as to both yourself and the minor. If the Shares will be held by more than one person in joint tenancy or as tenants in common (as opposed to as community property), please provide all information for each joint Subscriber, using a copy of this Questionnaire.

GENERAL INFORMATION:

Full Name of Subscriber(s) (or custodian):

________________________________________________________________________________________
Subscriber’s SOCIAL SECURITY or, if an entity, TAXPAYER ID NO.:

________________________________________________________________________________________
No Subscriber will be admitted without a Social Security or Taxpayer I.D. Number.

Home Address: ___________________________________________________________________________

________________________________________________________________________________________

________________________________________________________________________________________

Home Phone: _____________________________________________________________________________

Business Address: _________________________________________________________________________

________________________________________________________________________________________

________________________________________________________________________________________

Business Phone: __________________________________________________________________________

Business Fax: ____________________________________________________________________________

Marital Status (check one):

• Married ____	• Single ____	• Divorced ___ • Widowed___ • Other ___

State of principal residence: ____________________________________________

If Subscriber is a custodian and minor’s state of residence is different from Subscriber’s, list minor’s state of residence: __________________________________________________

TYPE OF SUBSCRIBER OR PROPOSED FORM OF OWNERSHIP:

Please check appropriate space:

• Individual ___	• Trust ___	• IRA ___	• Partnership ____

• Employee Benefit Plan ___	• Keogh Plan ___ • Corporation ___

• Limited Liability Company ___     • Joint/Tenants in Common with Spouse ___

• Joint/Tenants in Common with Person other than Spouse ___

• Other ___       (Describe) _________________

If Subscriber is a corporation, trust, partnership, association or other entity, please identify which type of entity, the jurisdiction under the laws of which Subscriber is organized and existing, and the jurisdiction where Subscriber’s principal place of business is located:

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

Please provide a copy of the entity’s certificate of incorporation, certificate of formation, certificate of partnership or any other applicable organizational document.

Information regarding principals. Please provide the names, addresses, and positions or titles of all executive officers, trustees or general partners who are authorized to make decisions and to act with respect to investments by the Subscriber generally.

________________________________________________________________________

Name	Address

Position_________________________________________________________________

________________________________________________________________________

Name	Address

Position_________________________________________________________________

_______________________________________________________________________

Name	Address

Position_________________________________________________________________

________________________________________________________________________

2

Please provide the following information concerning the Subscriber’s specific authority to purchase the Shares:

The name(s) of each officer(s), trustee(s), plan fiduciary (fiduciaries) or partner(s) who is (are) authorized to purchase the Shares and who will be effecting the purchase and whether each may act alone. (Please provide a copy of the authorization in the form of an appropriate corporate resolution or otherwise).

Please identify any other person whose permission or authorization is necessary to purchase the Shares or to take action as a member of the Company.

DUPLICATE REPORTS:

If duplicate reports should be sent to an accountant, business manager, or other adviser, provide the following information for each person authorized to receive them:

Name: _______________________________________________________________________________

Address: _____________________________________________________________________________

____________________________________________________________________________________

Telephone: ___________________________________________________________________________

Fax: _________________________________________________________________________________

II. QUESTIONS TO DETERMINE ACCREDITED INVESTOR STATUS

Each Subscriber must be an “Accredited Investor” within the meaning of the U.S. Securities Act of 1933, as amended (the Securities Act”). Please check all spaces below that describe Subscriber. IN ORDER TO PURCHASE THE SHARES EACH SUBSCRIBER MUST CHECK AT LEAST ONE APPLICABLE SPACE BELOW.

If Subscriber is a custodian acting for one or more minors, responses below should apply to each minor, not to the custodian.

• ___INDIVIDUAL WITH $1 MILLION NET WORTH. A natural person whose individual net worth, or joint net worth with his or her spouse, exceeds $1 million.

• ___ INDIVIDUAL WITH $200,000 INDIVIDUAL ANNUAL INCOME. A natural person (not an entity) who had an individual income in excess of $200,000 in each of preceding two years and has a reasonable expectation of reaching same income level in current year.

• ___ INDIVIDUAL WITH $300,000 JOINT ANNUAL INCOME. A natural person (not an entity) who had joint income with his or her spouse in excess of $300,000 in each of preceding two years and has a reasonable expectation of reaching same income level in current year.

•___ CORPORATIONS OR PARTNERSHIPS. A corporation, partnership, or similar entity that has at least $5 million of assets and was not formed for the specific purpose of acquiring an Interest.

3

•____ REVOCABLE TRUST. A trust not formed for the specific purpose of acquiring shares of the common stock of the Company, that is revocable by its grantors and each of whose grantors is a natural person whose individual net worth, or joint net worth with his or her spouse, exceeds $1 million.

•___ REVOCABLE TRUST. A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring shares of the common stock of the Company, whose purchase of the shares of common stock of the Company is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

•____ IRA OR SIMILAR BENEFIT PLAN. An IRA, Keogh or similar benefit plan that covers only a non-employee natural person whose individual net worth, or joint net worth with his or her spouse, exceeds $1 million.

•____ PARTICIPANT-DIRECTED EMPLOYEE BENEFIT PLAN ACCOUNT. A participant-directed employee benefit plan (e.g., many 401(k) plans), investing at the direction of and for the account of a participant whose individual net worth, or joint net worth with his or her spouse, exceeds $1 million.

•____ OTHER ERISA PLAN. An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) other than a participant-directed plan (i) with total assets of at least $5 million or (ii) for which investment decisions (including the decision to purchase shares of the common stock of the Company) are made by a bank, registered investment adviser, savings and loan association, or insurance company.

•____ GOVERNMENT BENEFIT PLAN. A plan established and maintained by a state, its political subdivisions (e.g., municipalities), or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets of at least $5 million.

•____ IRREVOCABLE TRUST. A trust (other than an ERISA employee benefit plan) that (i) is not revocable by its grantor(s), (ii) has at least $5 million of assets, (iii) was not formed for the specific purpose of acquiring shares of the common stock of the Company, and (iv) is directed by a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of an investment in the Company.

•___ NON-PROFIT ENTITY. An organization described in Section 501(c)(3) of the Internal Revenue Code, as amended, with total assets in excess of $5 million (including endowment, annuity and life income funds), as shown by the organization’s most recent audited financial statements, that was not formed for the specific purpose of making an investment in the Company.

4

OTHER INSTITUTIONAL INVESTOR (check one).

•__ A bank, as defined in Section 3(a)(2) of the Securities Act (whether acting for its own account or in a fiduciary capacity);

•__ a savings and loan association or similar institution, as defined in Section 3(a)(5)(A) of the Securities Act (whether acting for its own account or in a fiduciary capacity);

•__ a broker-dealer registered under the Exchange Act;

•__ an insurance company, as defined in Section 2(13) of the Securities Act;

•__ an investment company registered under the Investment Company Act;

•__ a “business development company”, as defined in Section 2(a)(48) of the Investment Company Act;

•__ a small business investment company licensed under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended, or

•__ a “private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

•___ ENTITY OWNED ENTIRELY BY ACCREDITED INVESTORS. A corporation, partnership, or similar entity each of whose equity owners is either a natural person whose individual net worth, or joint net worth with his or her spouse, exceeds $1 million or an entity each of whose equity owners meets this test. Evidence that equity owners are accredited must be provided supplementally.

III. FINRA Affiliations (please check each item that applies to you) – see the footnote below for the definition of certain terms used herein.

(a)      The undersigned or a member of the undersigned’s “immediate family” is “affiliated” or associated, directly or indirectly, with any “member” of FINRA or with a “person associated with a member” of FINRA. [__]

(b)      The undersigned is an owner of stock or other securities of a “member” of FINRA other than those purchased on the open market. [__]

(c)      The undersigned has made a subordinated loan to a “member” of FINRA. [__]

(d)      The undersigned or a member of the undersigned's “immediate family” is “affiliated” or associated, directly or indirectly, with a “portfolio manager.” [__]

If the undersigned checked off any of (a)-(d) above, please specify the member of FINRA or “person associated with a member” of FINRA, the name and phone number of the FINRA member or members, a detailed description of the undersigned's affiliation or association with such member, the amount and type of securities that the undersigned holds of the FINRA member or the amount and date of the subordinated loan made to a FINRA member.

________

* For purposes of this question only, the following terms are defined as follows:

5

“The term “immediate family” includes any parent, mother-in-law, father-in-law, husband or wife, brother or sister, bother-in-law or sister-in-law, son-in-law or daughter-in-law, and children, or any other person who is supported, directly or indirectly, to a material extent by an employee of, or person associated with a member.

The term “affiliate” includes a company which controls, is controlled by or is under common control with a member. A company will be presumed to control a member if the company beneficially owns 10% or more of the outstanding voting securities of a member which is a corporation, or beneficially owns a partnership interest in 10% or more of the distributable profits or losses of a member which is a partnership. A member will be presumed to control a company if the member and persons associated with the member beneficially own 10% or more of the outstanding voting securities of a company which is a corporation, or beneficially own a partnership interest in 10% or more of the distributable profits or losses of a company which is a partnership. A company will be presumed to be under common control with a member if (i) the same natural person or company controls both the member and company by beneficially owning 10% or more of the outstanding voting securities of a member or company which is a corporation, or by beneficially owning a partnership interest in 10% or more of the distributable profits or losses of a member or company which is a partnership or (ii) a person having the power to direct or cause the direction of the management or policies of the member or the company also has the power to direct or cause the direction of the management or policies of the other entity in question.

The term “member” means any individual, partnership, corporation, or other legal entity admitted to the membership in the FINRA under the provisions of Article I of the Bylaws of FINRA.

The term “person associated with a member” means every sole proprietor, partner, officer, director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member, whether or not such person is registered or exempt from registration with the FINRA pursuant to its By-Laws. buys or sells securities for a bank, savings and loan institution, insurance company, investment company, investment advisor or collective investment account

IV. QUESTIONS AS TO CERTAIN REGULATED ENTITIES (circle yes or no, if applicable)

A. EMPLOYEE BENEFIT PLANS

• Yes • No	Subscriber is an “employee benefit plan” as defined in Section 3(3) of ERISA (whether or not the plan is subject to ERISA), or a plan as described in IRC Section 4975(e)(1).

• Yes • No	Subscriber has a class of equity interests that is 25% or more owned by one or more such plans.

6

B. CERTAIN INVESTMENT COMPANIES

• Yes • No

Subscriber is a “private investment company” - i.e., an entity that would be an “investment company” under the Investment Company Act but for an exclusion under either Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act. Those sections generally exclude a company that is not making (or presently proposing to make) a public offering of its securities, and (Section 3(c)(1)) whose outstanding securities (other than its short-term paper) are beneficially owned by not more than 100 persons or (Section 3(c)(7)) whose outstanding securities are owned exclusively by persons who, at the time of the purchase, are “qualified purchasers” as defined in Section 2(a)(51) of the Investment Company Act - generally individuals who own at least $5 million in “investments” and entities that own at least $25 million in “investments.”

If Subscriber answered “Yes” to the preceding question, Subscriber represents and warrants that set forth in the blank below is the number of persons who “beneficially own outstanding securities of Subscriber (other than its short term paper) within the meaning of Section 3(c)(1) of the Investment Company Act Subscriber will advise the Company as soon as practicable after becoming aware of any change in that number.

Number of Beneficial Owners:

• Yes • No

If Subscriber answered “Yes” to the preceding question (i.e., is a “private investment company” OR is an investment company registered under the Investment Company Act, or a “business development company” (as defined in Section 202(a)(22) of the Advisers Act), each of Subscriber’s beneficial owners is a natural person or “company” (as defined in paragraph (d)(2) of Rule 205-3 under the Advisers Act) who (a) presently has at least $750,000 invested with the Subscriber and/or (b) Subscriber’s investment adviser reasonably believes has a net worth of at least $1.5 million (calculated as in Part I “Accredited Investor”, above).

If any beneficial owner of Subscriber is itself a private investment company, registered investment company, or business development company, then Subscriber believes that each beneficial owner of such entity also satisfies one or both of the foregoing tests.

BY SIGNING THIS QUESTIONNAIRE, YOU REPRESENT TO THE COMPANY AND ITS COUNSEL THAT:

(1) You recognize the restrictions on the transferability of the Shares, and you have adequate means of providing for your current financial needs and possible personal contingencies; you have no need for liquidity of this investment and you have no reason to anticipate any changes in your personal circumstances, financial or otherwise, which might cause or require you to attempt to resell or transfer the Shares;

7

(2) You are familiar with the nature of and risks attending investments in privately offered securities, and you have determined that the investment in the Shares is consistent with your projected income and investment objectives; and

(3) You are aware that no trading market for the Shares will exist at any time and that the Shares may not be freely transferable.

I have answered the foregoing questions to the best of my knowledge and the information supplied herein to the Company and its counsel is, as of the date hereof, complete and accurate. I furthermore undertake to notify the Company immediately in writing if any of the information contained herein becomes either inaccurate or fails to correctly state my qualification to own the Shares.

I understand the economic risk of this investment and I hereby state that at the time of this investment I can afford a complete loss of my investment.

SIGNATURE PAGE FOLLOWS

IMMEDIATELY AFTER THIS PAGE

8

FOR INDIVIDUALS

________________________________	________________________________
Name(s) (Please Print)	Joint Subscriber, if any

________________________________	________________________________
Signature(s)	Joint Subscriber, if any

Dated:___________ ____, 2010

FOR CORPORATIONS, PARTNERSHIPS, TRUSTS AND OTHER ENTITIES

Name of Entity: _____________________________________________

By: ______________________________________________________

Name: ____________________________________________________

Title: _____________________________________________________

Dated: _________ ___, 2010

PLEASE BE SURE THAT YOU HAVE SIGNED AND DATED THIS QUESTIONNAIRE.

9